                  Entertainment Technologies & Programs, Inc.
                      16055 Space Center Blvd., Suite 230
                             Houston, Texas 77062
                                 281-486-6115

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 29, 2001

To the Shareholders of Entertainment Technologies & Programs, Inc.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Entertainment Technologies & Programs, Inc. a Delaware Corporation (the "Company") which will be held at Hero's Family Fun Center at 7770 Spencer Highway, Pasadena, Texas 77505 on Tuesday, May 29, 2001 at 10:00 am to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by the reference:

     1. To elect a board of five directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify.
     2.   To vote on Board of Directors stock compensation.
     3.   To increase authorized shares.
     4.   To approve new By Laws.
     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Company's $0.001 par value common stock ("Common Stock") at the close of business on 09 April 2001, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                            Wm. Michael Grasberger
                                            Secretary

Houston, Texas
March 23, 2001

                  Entertainment Technologies & Programs, Inc.
                      16055 Space Center Blvd., Suite 230
                             Houston, Texas 77062

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Entertainment Technologies & Programs, Inc. a Delaware Corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 29, 2001, at 10:00 am (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Hero's Family Fun Center, 7770 Spencer Highway, Pasadena, Texas 77505. The Company intends to mail this Proxy statement and accompanying proxy card on or about 01 May 2001 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemental by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

         Only holders of record of Common Stock at the close of business on 09 April 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on 09 April 2001 the Company had outstanding and entitled to vote 47,457,700 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 16055 Space Center Blvd., Suite 230, Houston, Texas 77062, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The Company has outstanding only common stock, of which 47,457,700 shares were outstanding as of the close of business 09 April 2001 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, whether be personal attendance or by proxy, will constitute a quorum.

         The following sets forth certain information regarding the beneficial ownership of the Company's common stock as of the Record Date as to (a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all executive officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of common stock.

Name of                          Position                  Number of                  (1) Authorized but     percentage
Beneficial Owner                 with Company              Shares Beneficially            Not Issued           Owned
----------------                 ------------              -------------------            -----------          -----
James D. Butcher &               Chairman/CEO(1)                9,846,612                   940,000            21.81%
Leonida Butcher                  Director

Wm. Grasberger                   Director/Secretary             1,993,460                    50,000             4.13%

Mark Madamba                     Director                         145,000                    50,000              .39%

Gobind Sahney                    Director                          50,000                    50,000              .20%

Douglas W. Miller                Director                         165,462                    50,000              .43%

Jerry Long                       Director                         200,000                                        .40%

George C. Woods                  President/CFO                    100,000                   700,000             1.61%

Marcello Gonzalez                Controller                                                  25,000              .05%

All Officers and
Directors                                                      12,499,534                 1,865,000            29.02%

(1) These shares cannot be issued until the authorized number of shares increased have been approved by the shareholders.

                             ELECTION OF DIRECTORS

         These are four nominees for the five Board of Directors positions presently authorized (not less than 3 and not more than 15) in the Company's Bylaws. One seat is being left open for a current acquisition and/or financing package. The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Chairman of the Board of Directors of the Company. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. All Nominees are Class I.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be available for election as a result of an unexpected occurrence, such shares will be Voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        IN FAVOR OF EACH NAMED NOMINEE

Nominees

         The names of the Class I nominees and certain information about them are set forth below:

         NAME                       AGE                 POSITION
         ----                       ---                 --------

James Douglas Butcher               41                  Chairman of the Board

Gobind Sahney                       38                  Director

Mark Stutzman                       42                  Director

Jack Nolan                          62                  Director/Secretary


         James "Doug" Butcher, the Company's founder, Chairman of the Board of
         --------------------
Directors and Chief Executive Officer, formed a mobile music company in 1978, while in the Navy, to provide entertainment services to the military nightclub at the bases on which he was stationed. After being transferred to San Diego in 1980, Mr. Butcher continued in the entertainment business obtaining several Navy contracts in the San Diego area. By 1982, after departing the Navy, the disc jockey business became a full time venture based on two clubs, one mobile D.J. system and a need for quality entertainment. Mr. Butcher has built the company into the provider of comprehensive entertainment service and products it is today.

         Gobind Sahney, Director, has a background in finance and business
         -------------
management; past experience includes advising small to mid-size companies on organizing and/or reorganizing themselves to identify investors, attract capital, and/or recruit qualified managers and directors capable of guiding the companies to a higher level of performance and recognition. Mr. Sahney is a graduate of Babson College with dual degrees in Finance and Accounting.

         Mark E. Stutzman, is the Chief Operating Officer and General Counsel
         ----------------
for Capital Growth Planning, Inc. and all its affiliated company. Mr. Stutzman joined Capital Growth in October of 1997 after twelve years in private practice. Mr. Stutzman earned his degree from the Northwestern School of Law, graduating with Honors. Mr. Stutzman coordinates the due diligence process for all underwritings placed through Capital Growth Resources. Other core responsibilities include management of all Corporate & Broker/Dealer Operations. Mr. Stutzman holds licenses in Securities and is licensed to practice law in the State of California.

         Jack D. Nolan, has had his own Private Practice in Law since 1973. Mr.
         -------------
Nolan received his Bachelor of Science and Mathematics/Systems Engineering in 1965 from the University of Houston, along with his Doctorate of Jurisprudence from South Texas College of Law. Mr. Nolan also was a Lieutenant in the U.S. Air Force from 1957-1960. Mr. Nolan has legal experience in Tortious Interference with Business Relationships, Employment Law and Litigation, Covenants Not to Compete, Proprietary Information Agreements, Mergers and Acquisitions, Discrimination in the Work Place, considerable business and Commercial Litigation and General Counsel for Community Associations. Mr. Nolan is a staff writer on legal subjects for the Bay Runner publication, and also has been
                                 ----------
Entertainment Technology & Programs, Inc. General Counsel for the past 5 years.

         Open, This seat is being left open for a current acquisition and/or
         ----
financing package.

                           COMPENSATION OF DIRECTORS

         The Company is representing compensation to the Board of Directors of 50,000 shares for serving one complete year on the board and attending all meetings as required. The following is the breakdown for individual meeting or telephone attendance:

                  50,000 Shares            For all four Meetings attended
                  10,000 Shares            Per Meeting Attended
                  10,000 Shares            Additional for any special meetings
                   2,500 Shares            For Telephone Attendance

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth information concerning compensation of the Chief Executive Officer all other Executive Officers of the Company whose salary and bonus exceeded $100,000 for services rendered to the Company for the fiscal year ended 30 September 2000.

Summary Compensation Table (1)

Annual Compensation

Name and                                                       Other Annual
Principal Position     Year         Salary       Bonus         Compensation
James D. Butcher       2000         156,000       (1)          (2)
Chairman/CEO

(4)George Woods                     102,000       (3)
President/CFO

(1) The Company currently has not adopted any bonus, profit sharing or long-term compensation plan providing any executive officer, director or employee with any compensation except as provided above.

(2) Mr. Butcher has been approved to receive 840,000 shares for cash compensation-shortfall in 2000 of $84,000 in February 2001.

(3) Mr. Woods has been approved to receive 700,000 shares for signing bonus of his Employment Agreement, signed 28 February 2001.

(4) Mr. Woods Employment Contract was dated 19 June, start of employment date even though not executed until 28 February 2001.

                     INCREASED AUTHORIZED NUMBER OF SHARES

     Management to facilitate capital and acquisitions needs to increase the total authorized number of shares for capital raising and acquisition from 50,000,000 (Fifty Million Shares) to 200,000,000 (Two Hundred Million Shares)

                                  NEW BY LAWS

                                    BYLAWS
                                      OF

                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.

                            A DELAWARE CORPORATION

                                   ARTICLE I

                                    OFFICES

        Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

        Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine, or the business of the corporation may require.

                                  ARTICLE II

                                CORPORATE SEAL

        Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal - Delaware." Said seal may be used by causing it, or a facsimile thereof, to be impressed or affixed, or reproduced or otherwise attached.

                                  ARTICLE III

                             STOCKHOLDERS MEETINGS

        Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

        Section 5. Annual Meeting.

        (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held at such date and at such time as may be designated from time to time by the Board of Directors.

        (b) At an annual meeting of the stockholders, only such business shall be conducted as has been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a stockholder.

        For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day, and not earlier than the close of business on the ninetieth (90th) day, prior to the first anniversary of the preceding year's annual meeting; provided however, that in the event that no annual meeting was held in the previous year, or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting, and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

         A stockholder's notice to the Secretary pursuant to this Section shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the corporation then beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information as is to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act of 1934, as amended (the "1934 Act" or the "Exchange Act"), in his capacity as the proponent of a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.

         Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of paragraph (b), and, if he should so state, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

         (c) Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders, by or at the direction of the Board of Directors, or by any stockholder of the corporation entitled to vote in the election of directors at the meeting, who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5.

         Such stockholder's notice shall set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director: (i) the name, age, business address and of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the corporation which are then beneficially owned by such person; (iv) a description of all arrangements or understandings between the stockholder and each nominee, and with any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise require pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement as a nominee, and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

         (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         Section 6. Special Meetings.

         (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors; (ii) the Chief Executive Officer; or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall determine.

         (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than as specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than ten (10) nor more than sixty (60) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting time when a meeting of stockholders called by action of the Board of Directors may be held.

         Section 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting, and such notice shall specify the place, date, hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and all be waived by any stockholder by his attendance thereat in person or by proxy; except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these bylaws, the presence, in person or by proxy duly authorized, of the holders of not less than one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.

         The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present, shall be valid and binding upon the corporation; provided however, that directors shall be elected by a plurality of the votes of the shares present, in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         Where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or these bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter and, except where otherwise provided by statute or by the Certificate of Incorporation or these bylaws, the affirmative vote of the majority (or a plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series, shall be the act of such class or classes or series.

         Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from to time, either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 37 of these bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An Agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation, unless the proxy provides for a longer period.

        Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirely, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, then unless the Secretary is given written notice to the contrary, and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief, as provided in the General Corporation Law of Delaware,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

        Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at each meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders, called in accordance with these bylaws, and no action shall be taken by the stockholders by written consent.

        Section 14.  Organization.

        (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

        (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures, and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting; including without limitation establishing an agenda or order of business for the meeting, and rules and procedures for maintaining order at the meeting and the safety of those present; limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions or comments by participants; and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                  ARTICLE IV

                                   DIRECTORS

Section 15.  Number, Qualification, Election and Term of Office.

        (a) The number of directors that shall constitute the entire Board of Directors of the corporation shall be not less than three (3) nor more than fifteen (15), as fixed from time to time by vote of a majority of the entire Board of Directors; provided that no decrease in the number of directors shall
                    --------
shorten the term of any incumbent directors. The exact number of directors constituting the entire Board of Directors is presently fixed at five (5). Directors need not be stockholders unless so required by the Certificate of Incorporation. Except as otherwise provided by statute or the Certificate of Incorporation or these Bylaws, the directors shall be elected at the annual meeting of shareholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided by these Bylaws.

        (b) The directors of the corporation shall be divided into three (3) classes as nearly equal in size as practicable, which classes are hereby designated as Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders after the 2000 annual meeting of stockholders, or at any adjournments thereof; the term of office of the initial Class II directors shall expire at the second regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof; and the term of office of the initial Class III directors shall expire at the third regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof. For purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the 1998 annual meeting of stockholders , or any adjournment thereof. The designation of said directors t Class I, Class II, and Class III shall be by a majority vote of the Board of Directors or, if agreement cannot be reached, by length of prior service on the Board. At each annual meeting of stockholders after the 1998 annual meeting of stockholders or any adjournment thereof, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders and until their respective successors have been duly elected and qualified. If the number of directors is hereafter changed, any newly-created directorships or decrease in the number of directorships shall be so apportioned among the classes so as to make all the classes as nearly equal in number as practicable.

        (c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting of stockholders to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        Section 16. Failure to Elect Directors at Annual Stockholders' Meeting. If for any reason the stockholders fail to elect directors at an annual meeting of stockholders, then the terms of the incumbent directors each shall be extended by one year in office.

        Section 17. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

        Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, or unless the Board of Directors determines by resolution that any vacancies or newly created directorships shall be filled by stockholder vote, then any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the directorship in question until such director's successor shall have been elected and qualified. A vacancy on the Board of Directors shall be deemed to exist under this bylaw in the case of the death, removal or resignation of any director.

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        Section 19.  Resignation. Any director may resign at any time, by delivering a written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director replaced, whose place shall be vacated and until his successor shall have been duly elected and qualified,

        Section 20. Removal. Subject to the Certificate of Incorporation, any director may be removed only for cause, as determined by:

        (a) the affirmative vote of the holders of 2/3 of the outstanding shares of the Corporation then entitled to vote; or

        (b) the affirmative and unanimous vote of all of the directors of the Corporation, excluding the vote of the directors to be removed; provided, however, that Chairman and or Chief Executive Officer may be removed as a director only by the vote of the stockholders as provided in paragraph (a) of this Section 20.

        Section 21.  Meetings.

        (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders, and at the place where such stockholders' meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of appointing officers and transacting such other business as may lawfully come before it.

        (b) Regular Meetings. Except as otherwise provided herein, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware, which place has been designated by resolution of the Board of Directors, or by the written consent of all directors.

        (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place with or without the State of Delaware, whenever called by the Chairman of the Board, the President or any two of the directors.

        (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be made orally or in writing, by telephone, facsimile, telegraph or telex during normal business hours at least twenty four (24) hours before the date and time of the meeting or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting, and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        (f) Waiver Of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before

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or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 22. Quorum and Voting.

        (a) Unless the Certificate of Incorporation requires a greater number, and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

        (b) At each meeting of the Board of directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote is required by law, the Certificate of Incorporation or these bylaws.

        Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

        Section 25. Committees.

        (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend; to authorize the issuance of stock and to adopt a certificate of ownership and merger; and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority with reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares of any other class or classes, or any other series of the same or any other class or classes of stock of the corporation, or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporations, property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; or amending the bylaws of the corporation.

        (b) Other Committees. The Board of Directors may from time to time, by resolution passed by a majority of the whole Board of Directors, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the

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resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these bylaws.

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee co-extensive with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this bylaw, may at any time increase or decrease the number of members of a committee, or terminate the existence of a committee. The membership of a committee shall terminate on the date of a director's death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time, for any reason, remove any individual committee member, and the Board of Directors may fill any committee vacancy created by death, resignation or removal, or increase the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting, in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee. When notice of the time and place of regular meetings has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting, given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting, and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

        Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the chairman of the meeting, shall act as secretary of the meeting,

                                   ARTICLE V

                                   OFFICERS

        Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors: the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers, and such other officers and agents, with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time, unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

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     Section 28.  Tenure and Duties of Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

     (c) Duties of President. The President shall preside at all meetings of the stockholders and at all means of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office(s), and shall also perform such other duties and have such other powers as the Board of directors or the President shall designate from time to time.

     (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him under these bylaws, and other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other power as the Board of Directors or the President shall designate from time to time.

     (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office, and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

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

     Section 30. Resignation Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

     Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                  ARTICLE VI

                 EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

                    OF SECURITIES OWNED BY THE CORPORATION

     Section 32. Execution of Corporate Instrument. The Board of Directors, in its discretion, may determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document; or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these bylaws, and such execution or signature shall be binding upon the corporation.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents which require the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as stated above, or in such other manner as may be directed by the Board of Directors.

     All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors may authorize.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President.

                                  ARTICLE VII

                                SHARES OF STOCK

     Section 34. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by

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

the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by such holder in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof; and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law, or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof; and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

          Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates issued by the corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, that the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct, as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 36.  Transfers.

     (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation; and to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

          Section 37.  Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders which are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any

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rights with respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be no more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a such holder registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other such holder, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                 ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

     Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, (other than stock certificates covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons relating to any such bond, debenture or other corporate security, authenticated by a trustee as stated above, shall be signed by the Treasurer or an Assistant Treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or shall bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signatures shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered, as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                   DIVIDENDS

     Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to any applicable provision of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  FISCAL YEAR

          Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                  ARTICLE XI

                                INDEMNIFICATION

          Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

     (a) Directors and Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law; (ii) the proceeding was authorized by the Board of Directors of the corporation; (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law; or (iv) such indemnification is required to be made under subsection (d) below.

     (b) Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the Delaware General Corporation Law.

     (c) Expense. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, if such person is a party by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all reasonable expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made, demonstrate clearly and convincingly that such person acted in bad faith, or acted in a manner that such person did not believe to be in, or believed to be opposed to the best interests of the corporation.

     (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this bylaw shall be deemed to be contractual rights, and to be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if: (i) the claim for indemnification or advances is denied, in whole or in part; or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid in addition the expense of prosecuting his or her claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim for advances by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which the officer is a party by reason of the fact that such officer is or was a director of the corporation), the corporation shall be entitled to raise a defense as to any such action based on clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or believed to be opposed to the best interests of the corporation; or with respect to any criminal action or proceeding, that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (whether through its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (whether through its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action, or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advance of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or is not entitled to such advance of expenses, under this Article XI or otherwise, shall be on the corporation.

     (e) Non-Exclusivity of Rights. The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents with respect to indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     (f) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

     (g) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.

     (h) Amendments. Any repeal or modification of this bylaw shall only be prospective, and shall not affect the rights under this bylaw which were in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     (i) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

     (j) Certain Definitions. For the purposes of this bylaw, the following definitions shall apply:

             (i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

               (ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

               (iii) The term "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including, any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation, if its separate existence had continued.

               (iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

               (v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this bylaw.

                                  ARTICLE XII

                                    NOTICES

         Section 44.  Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these bylaws, notice is required to be given to any stockholder, it shall be given in writing, duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

     (b) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall, in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d) Time Notices Deemed Given. All notices given by mail as provided above, shall be deemed to have been given as at the time of mailing; and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at the time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed with respect to all directors, but one permissible method may be employed with respect to any one or more, and any other permissible method or methods may be employed with respect to any other or others.

     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent to such stock holder or director in the manner provided above, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or the bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person (with whom communication is unlawful) shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication was unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or the bylaws of the corporation, to any stockholder to whom: (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between the two consecutive annual meetings; or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed to such person at his address as shown on the records of the corporation, and have subsequently been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                 ARTICLE XIII

                                  AMENDMENTS

         Section 45. Amendments. Subject to paragraph (h) of Section 43 of the bylaws, the bylaws may be altered or amended, or new bylaws may be adopted, by the active vote of at least sixty-six and two-thirds percent (66-2/3 %) of the voting power of all of the then-outstanding shares of the voting stock. The Board of Directors shall also have the power to adopt, amend, or repeal bylaws, subject to any limitations under the General Corporation Law of Delaware.

                                  ARTICLE XIV

                               LOANS TO OFFICERS

     Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan guarantee or other assistance may be with or without interest, and may be unsecured or secured, in such manner as the Board of Directors shall approve, including without limitation a pledge of shares of stock of the corporation. Nothing in these bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                            TRANSACT OTHER BUSINESS

     No other business has been properly brought before the shareholders as of the date of this statement.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

                             SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals for action at the Company's 2001 Annual Meeting of Shareholder's should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement and proxy card.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders of the Company for the fiscal year ending September 30, 2000, including audited financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation material.

                              INDEPENDENT AUDITOR

     The accounting firm of Ham, Langston & Brezina, L.L.P. has served as independent public accountant for the Company for the past fiscal year. The Company does expect a representative of Ham, Langston & Brezina to attend the annual meeting.

                                 OTHER MATTERS

The Management of the Company does not know of any other matters, which are to be presented for action at the Meeting except to add New By-Laws and Increase of shares. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgement.

                          ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Entertainment Technologies & Programs, Inc, 16055 Space Center Blvd., Suite 230, Houston, Texas 77062.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Wm. Michael Grasberger
                                              Secretary

Houston, Texas
09 April 2001

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED

PROXY
                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.
                      16055 Space Center Blvd., Suite 230
                               Houston, TX 77062
                                (281) 486-6115

           THIS IS SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James Butcher and William Grasberger as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Entertainment Technologies & Programs, Inc. held of record by the undersigned on 09 April 2001, at the Annual Meeting of Shareholders to be held 29 May 2001 or any adjournment thereof.

1. ELECTION OF DIRECTORS          [_]  FOR all nominees below                      [_]  WITHHOLD AUTHORITY
                                       (except as marked to the contrary below)         to vote for all nominees listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):

[_] James D. Butcher       [_] Jack Nolan           [_] Mark Stutzman
[_] Gobind Sahney


2. Board of Directors Compensation
3. Increase Authorized Shares
4. Approve New By Laws
5. Transact other Business that comes before the meeting.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                                      Dated: _____________, 2001

                                                      __________________________
                                                                       Signature

                                                      __________________________
                                                       Signature if held jointly

                                                      Please sign exactly as
                                                      name appears below. When
                                                      shares are held by joint
                                                      tenants, both should sign.
                                                      When signing as attorney,
                                                      as executor,
                                                      administrator, trustee, or
                                                      guardian, please give full
                                                      title as such. If a
                                                      corporation, please sign
                                                      in full corporate name by
                                                      President or other
                                                      authorized officer. If a
                                                      Partnership, please sign
                                                      in partnership name by
                                                      authorized person.

 PLEASE READ, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.